UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2011

FUSIONTECH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53837	26-1250093
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 26 Gaoneng Street, High Tech Zone, Dalian, Liaoning Province, China	116025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 0411-84799486

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On the date hereof, FusionTech, Inc. (the “Company”) will file a Form 15 – “Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports Under Section 13 and 15(d) of the Securities Exchange Act of 1934” with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSIONTECH, INC.
(Registrant)
Date:	November 3, 2011	By:	/s/ Lixin Wang
		Name:	Lixin Wang
		Title:	Chief Executive Officer